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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 27, 2001


                                     1-6880
                            ------------------------
                            (Commission File Number)


                                   ----------


                                  U.S. BANCORP
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

               DELAWARE                                   41-0255900
       ------------------------                     ----------------------
       (State of incorporation)                        (I.R.S. Employer
                                                    Identification Number)

                                 U.S. Bank Place
           601 Second Avenue South, Minneapolis, Minnesota 55402-4302
           ----------------------------------------------------------
              (Address of Registrant's principal executive office)

                                 (612) 973-1111
                         -------------------------------
                         (Registrant's telephone number)


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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

               (a) Previous Independent Public Accountants.

               Effective February 27, 2001, in connection with the merger (the "Merger") of the Firstar Corporation, a Wisconsin corporation ("Firstar"), with and into the Registrant, which became effective on that date, the Board of Directors of the Registrant dismissed Ernst & Young LLP ("Ernst & Young") as its independent public accountants. The Audit Committee of the Board of Directors of the Registrant approved this action.

               Ernst & Young had been engaged to audit the financial statements of the Registrant prior to the consummation of the Merger. In connection with the audits of the Registrant's financial statements as of December 31, 1999 and 2000 and for the years then ended and during any subsequent interim period prior to the date hereof, there were no disagreements between the Registrant and Ernst & Young on any matters of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports on financial statements. Ernst & Young's reports on U.S. Bancorp's financial statements as of and for the years ending December 31, 1999 and 2000 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years of U.S. Bancorp ended on December 31, 1999 and 2000 and during any subsequent interim period prior to the date of the dismissal disclosed in the preceding paragraph, there was no "reportable event" (as such term is used in paragraph (a)(1)(v) of Item 304 of Regulation S-K of the Securities and Exchange Commission) with respect to U.S. Bancorp.

               The Registrant has provided a copy of this disclosure to Ernst & Young in compliance with the provisions of Item 304(a)(3) of Regulation S-K and has requested a letter from Ernst & Young addressed to the Securities and Exchange Commission stating that Ernst & Young agrees with the statements as set forth above. A copy of that letter, dated March 5, 2001, is attached as Exhibit
16.1 to this Current Report on Form 8-K.

               (b) New Independent Public Accountants.

               Effective February 27, 2001, the Registrant engaged the accounting firm of PricewaterhouseCoopers LLP ("PWC") as independent public accountants of the Registrant. PWC had served as independent public accounts to Firstar prior to consummation of the Merger.





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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

               The following exhibits are filed herewith:


Exhibit
Number                                 Title
-------                                -----
 16.1          Letter from Ernst & Young re: change in certifying accountant.









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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       U.S. BANCORP


                                       By: /s/ Terrance R. Dolan
                                          --------------------------------------
                                          Name:  Terrance R. Dolan
                                          Title: Senior Vice President and
                                                 Controller



Date:  March 6, 2001





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                                  EXHIBIT INDEX

Exhibit
Number                                 Title
-------                                -----
16.1           Letter from Ernst & Young re: change in certifying accountant.





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